As filed with the Securities and Exchange Commission on February 14, 2011

Registration Nos. 033-05033

811-04642

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 62	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 64	☒

(check appropriate box or boxes)

Virtus Variable Insurance Trust

(formerly, The Phoenix Edge Series Fund)

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 248-7971

100 Pearl Street

Hartford, CT 06103

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, CT 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered: Shares of the Virtus Premium Alpha Sector Series of the Virtus Variable Insurance Trust.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b), or
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment consists of the following:

1.	Facing Sheet of the Registration Statement

2.	Prospectus for Virtus Premium AlphaSector Series

3.	Statement of Additional Information

4.	Part C

5.	Signature Page

This Post-Effective Amendment is being filed for the purpose of completing the registration process for a new series, Virtus Premium AlphaSector Series.

The prospectuses for Virtus Capital Growth Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series from Part A of Registrant’s Post-Effective Amendment No. 60 to its registration statement filed on April 30, 2010, as supplemented, are incorporated by reference herein and this Post-Effective Amendment No. 61 is being filed for the purpose of completing the registration process for a new series.

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Premium AlphaSectorSM Series

The Prospectus describes the Virtus Premium AlphaSectorSM Series that is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit http://www.Virtus.com for a prospectus. Read it carefully before you invest.

February 14, 2011 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Premium AlphaSectorSM Series

Virtus Premium AlphaSector Series

Fund Summary

Investment Objective

Long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Premium AlphaSector Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	1.10%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses[1]	3.43%

Acquired Fund Fees and Expenses	0.22%

Total Annual Series Operating Expenses[1]	5.00%

Expense Reimbursements[2]	(3.08%)

Net Annual Series Operating Expenses	1.92%

[1]	Estimated for current fiscal year.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.70% through April 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Virtus Premium AlphaSector Series	$195	$1,226

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance.

Principal Investment Strategies

The Series seeks to track the Premium AlphaSector Index (ASRP), a public index published by NASDAQ. The Series may be invested in exchange traded funds (“ETFs”) representing the primary sectors of the S&P 500® Index and high-quality short-term securities. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The Series has the flexibility to be invested in any combination of the nine sector ETFs, a combination of sector ETFs and high-quality short-term securities, or 100% in high-quality short-term securities. The Series may also invest in stocks of primarily large-cap issuers.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the exchange-traded funds in which the Series invests. The principal risks of investing in the Series are:

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Sector Concentration Risk. The risk that events negatively affecting a particular industry or market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly. To the extent that the Series invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the Series is more

Virtus Premium AlphaSectorSM Series	1

vulnerable to conditions that negatively affect such sectors as compared to a Series that is not significantly invested in such sectors.

U.S. Government Securities Risk. The risk that U.S. Government securities in the Series portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance

Performance information is available at http://www.Virtus.com or by calling 800-367-5877.

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisors, Inc. (“VIA”) is the investment adviser to the Series. F-Squared Institutional Advisors, LLC (“F-Squared”) is the subadviser to the Series.

Portfolio Managers

Howard Present, Co-founder, President and CEO of F-Squared, is a manager of the Series. Mr. Present has been Portfolio Manager since inception on February     , 2011.

Amy Robinson, Vice President of VIA (since 1992), is a manager of the Series. Ms. Robinson has been Portfolio Manager since inception on February     , 2011.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of the insurance companies. Virtus Valuable Insurance Trust (the “Trust” or “VVIT”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

More About Principal Investment Strategies

The Series seeks to track the Premium AlphaSector Index (ASRP), a public index published by NASDAQ. The Series may be invested in ETFs representing the primary sectors of the S&P 500® Index, and high-quality short-term securities. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities up to 100%.

In times of extreme market weakness, the Series has the ability to move partially or fully to high-quality short-term securities.

The subadviser provides the adviser with a model portfolio weekly. The adviser is responsible for final portfolio allocation decisions and for placing all transactions. The adviser monitors the Series’ allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the underlying ETFs, while taking into account any other factors the adviser may deem relevant, such as cash flow and/or timing considerations.

The primary sectors of the S&P 500 Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Generally, the ETFs in which the Series will invest are: Consumer Discretionary Select Sector SPDR (XLY), Consumer Staples Select Sector SPDR (XLP), Energy Select Sector SPDR (XLE), Financials Select Sector SPDR (XLF), Healthcare Select Sector SPDR (XLV), Industrials Select Sector SPDR (XLI), Materials Select Sector SPDR (XLB), Technology Select Sector SPDR (XLK) and Utilities Select Sector SPDR (XLU).

The Series may also invest in stocks of primarily large-cap issuers.

The Series is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Series, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

2	Virtus Premium AlphaSectorSM Series

Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more that 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

❖

Large Market Capitalization Companies. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Exchange-Traded Funds (“ETFs”) Risk

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Sector Concentration Risk

The value of the investments of a series that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Series as compared with a series that does not have its holdings similarly concentrated. Events negatively affecting the industries or markets sectors in which the Series has invested are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Short-Term Investments

The fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Series

The Adviser

VIA is the investment adviser to the Series. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2010, VIA had approximately $15.3 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

Virtus Premium AlphaSectorSM Series	3

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected F-Squared to serve as limited services subadviser. F-Squared, subject to the supervision of VIA, is responsible for providing the adviser with a model portfolio weekly, while VIA is responsible for final portfolio allocation decisions and for placing all transactions.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

The Subadviser

F-Squared has served as the limited services subadviser to the series since its inception in February 2011. F-Squared is located at 16 Laurel Avenue, Wellesley, Massachusetts 02481. F-Squared has been an investment adviser since 2006 and provides investment management and advisory services to institutional and separately managed accounts. As of December 31, 2010, F-Squared had approximately $481.5 million in assets under management.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s semiannual report to shareholders for the period ended June 30, 2011 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

The Series pays the investment adviser a fee for the investment advisory services it performs at an annual percentage rate of 1.10% of the average daily net assets of the Series.

From its investment advisory fee, VIA, not the Series, pays F-Squared for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.70% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2012.

Portfolio Management

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Howard Present. Mr. Present is co-founder, President and CEO of F-Squared. As Portfolio Manager of the Series, he is responsible for providing the model portfolios to VIA on a weekly basis. Prior to F-Squared, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present has over 20 years of investment management industry experience.

❖

Amy Robinson. Ms. Robinson is Managing Director of VIA (since 1992) and leads VIA’s equity trading function. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As Portfolio Manager of the Series, she is responsible for determining final allocations and trading decisions following receipt of the subadviser’s investment recommendations. Ms. Robinson has 29 years of investment experience and is former president of the Security Traders Association of Connecticut.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in

4	Virtus Premium AlphaSectorSM Series

the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

If the Series has rental income or income from the disposition of real property acquired as a result of a default on securities such Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a RIC.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

Virtus Premium AlphaSectorSM Series	5

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an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all

Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ net asset value may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: The Series’ assets consist primarily of shares of exchange-traded funds (“ETFs”), which are valued at current market prices. Equity securities held directly by the Series and ETFs are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities (other than short-term investments) held directly by the Series are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective net asset values. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as

6	Virtus Premium AlphaSectorSM Series

accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series- specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant”

events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

Virtus Premium AlphaSectorSM Series	7

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, http://www.Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust (VVIT) Investment Company Act File No. 811-04642	2-11
8510

PRSRT STD

U.S. POSTAGE

PAID

THE PHOENIX

COMPANIES

VIRTUS VARIABLE INSURANCE TRUST

(formerly, The Phoenix Edge Series Fund)

100 Pearl Street

Hartford, CT 06103

STATEMENT OF ADDITIONAL INFORMATION

February 14, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for Virtus Variable Insurance Trust (formerly, The Phoenix Edge Series Fund) (the “Trust” or “VVIT”). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/367-5877 or by writing to VP Distributors, Inc. (“VP Distributors) at 100 Pearl Street, Hartford, CT 06103. The financial statements and the notes thereto relating to each Series and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2009 are contained in the Trust’s annual report and are incorporated herein by reference. Copies of the Trust’s Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request, by calling Virtus Mutual Fund Services at 800/367-5877 or visiting Virtus’ website at http://virtus.com. The contents of this SAI are incorporated by reference into the prospectus in their entirety. The Series of the Trust include the following:

➢    Virtus Capital Growth Series

➢    Virtus Growth & Income Series

➢    Virtus International Series

➢    Virtus Multi-Sector Fixed Income Series

➢    Virtus Premium AlphaSector Series

➢    Virtus Small-Cap Growth Series

➢    Virtus Small-Cap Value Series

➢    Virtus Real Estate Securities Series

➢    Virtus Strategic Allocation Series

2/2011

THE TRUST

The Trust is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), with nine series. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Prior to November 5, 2010, the Trust was named The Phoenix Edge Series Fund. All of the Series described in this SAI are classified as diversified under the 1940 Act, except for the Virtus Real Estate Securities Series, which is non-diversified.

Shares in each Series of the Trust are generally available only as underlying investments in a variable accumulation annuity contract or a variable universal life insurance policy issued by a participating insurance company.

PERMITTED INVESTMENTS AND RISK FACTORS

The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

All of the Series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual Series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisers or subadvisers may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

Bankers’ Acceptances

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Commercial Bank Obligations

For the purposes of each Series’ investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding nine months.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series’ assets may be invested in convertible securities that are rated below investment grade (commonly referred to as “junk” securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Corporate Asset-Backed Securities

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Corporate Securities

The Series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

Debt Securities

The value of a Series’ investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Depositary Receipts

Each Series may hold foreign securities. Such investments may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Series’ investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Series may invest in both sponsored and unsponsored ADRs.

Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the Securities and Exchange Commission (“SEC”) and qualify as Rule 144A securities which may make them more difficult and costly to sell.

Dollar Denominated Foreign Debt Securities

Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

Emerging Market Securities

“Emerging Markets” are those countries or regions with relatively low gross national product per capita compared to the world’s major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above. The Series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

Equity Linked Derivatives

The Series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor’s Depositary Receipts (“SPDRs”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios as Listed Securities (“OPALS”). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

Equity Securities

Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

Financial Futures and Related Options

The Series may enter into futures contracts on financial instruments (“financial futures”) for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Trust. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

In contrast to the situation when Series purchase or sell a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, a Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

A Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position’s underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges—long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a Series’ portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a Series may wish to buy in the future by purchasing futures contracts.

The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a “short” position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a “long” position by entering into contracts for the future purchase of securities. This could be done when the Series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

Transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each Series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset—either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto—will be specifically designated in the Series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain Trusts with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject, where applicable, to the adviser’s or subadviser’s ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

Immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series’ futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

Fixed Income Securities

Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a Series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Changes in the value of a Series’ securities will not affect cash income derived from these securities but will affect the Series’ net asset value.

Foreign Currency Transactions

For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the Series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series’ initial margin deposit with respect thereto, will be specifically designated in the Series accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

When a Series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

When the adviser or subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series’ portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Foreign Securities

Each Series listed in the chart below may invest its net assets in foreign securities up to the limit stated in the chart. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of net assets in foreign securities by the Series.

Series	% Limits
Virtus Capital Growth	25%
Virtus Growth & Income	20%
Virtus International	100%
Virtus Small-Cap Growth	20%
Virtus Small-Cap Value	10%

The Virtus Multi-Sector Fixed Income Series may invest up to 50% of net assets in foreign debt securities. In addition, the Virtus Strategic Allocation Series may invest in foreign securities up to 20%, but under normal circumstances will not invest more than 10% of its total assets in foreign securities.

The Series may invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The Series also may purchase securities of nongovernmental issuers considered creditworthy by the adviser or subadviser, as applicable.

For the Series that may purchase foreign debt securities denominated in foreign currencies (“non-U.S. dollar securities”), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries’ currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the adviser believes that the applicable rate is unfavorable at the time the currencies are received or the adviser anticipates, for any other reason, that the NYSE rate will improve, the Series may hold such currencies for an indefinite period of time.

In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Trust is exercised or the Trust is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

Indexed Securities

The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

Inverse Floating Rate Obligations

The Series may invest in so-called “inverse floating rate obligations” or “residual interest bonds” or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

Investments in Other Investment Companies

Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the 1940 Act, a Series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Series may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to an exemptive order granted by the SEC. Many exchange-traded funds (“ETFs”) have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs.

In certain countries, investments by the Series may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Series purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Exchange-Traded Funds. Investment companies in which the Series may invest may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Series would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Series bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Junk Bonds

The chart below sets forth the Series that are permitted to invest in junk bonds and the percentage of net assets each Series may invest in such securities.

Series	% Limits
Virtus Multi-Sector Fixed Income	50%
Virtus Strategic Allocation	10%

Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

Lending of Portfolio Securities

Subject to certain investment restrictions, a Series may, from time to time, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Series lending its securities. When securities or a letter of credit are used as collateral, a Series will receive a lending fee paid by the borrower of the securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower’s insolvency). In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Series must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

Leverage

Each Series may borrow funds to meet redemption requests. Except as set forth below, the Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount borrowed. Each Series may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes. The amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series’ assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Series, within three business days, is required to reduce bank debt to the extent necessary to meet the required

300% asset coverage. If the value of such Series’ assets decreases and the amount of the loans exceed one-third of the Series’ net assets, the Series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the Series’ net assets. In a declining market a Series may have to sell securities under poor market conditions to maintain the required asset coverage.

The Virtus Growth & Income Series may not borrow except from banks for emergency or other extraordinary purposes.

Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such Series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.

Loans and Other Direct Indebtedness

The Series may purchase loans and other direct indebtedness. In purchasing a loan, the Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and specifically designate in the Series accounting records, cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Series’ ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, the adviser will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of the Series’ portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Mortgage-Backed Securities

Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit (“REMIC”) certificates and collateralized mortgage obligations (“CMOs”). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), for Fannie Mae (formerly Federal National Mortgage Association (“FNMA”)). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Fannie Mae or Freddie Mac (“Freddie Mac”) (formerly the Federal Home Loan Mortgage Corporation (“FHLMC”)), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”)—insured or Veterans Administration (“VA”)—guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Fannie Mae operates in the U.S. secondary mortgage market. Rather than making home loans directly with consumers, it works with mortgage bankers, brokers, and other primary mortgage market partners to help ensure they have funds to lend to home buyers at affordable rates. Fannie Mae finds mortgage investments primarily by issuing debt securities in the domestic and international capital markets.

Fannie Mae was established as a federal agency in 1938, and in 1968 was chartered by Congress as a private shareholder-owner company. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of Fannie Mae. In addition, the U.S. Department of the Treasury agreed to provide up to $100 billion of capital as needed to ensure the company continues to provide liquidity to the housing and mortgage markets.

Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for its national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

At December 31, 2008, Freddie Mac’s liabilities exceeded its assets under generally accepting accounting principals by $(30.6) billion, and stockholders’ equity (deficit) totaled $(30.7) billion. On March 31, 2009, pursuant to a request by the Director of FHFA, the U.S. Department of the Treasury provided $30.8 billion in immediately available funds to Freddie Mac and in accordance with the terms of the Senior Preferred Stock Purchase Agreement between Freddie Mac and the U.S. Department of the Treasury, in order to address the $30.7 billion deficit in stockholders’ equity that existed at December 31, 2008. [to be provided by amendment]

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages’ scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

Mortgage “Dollar-Roll” Transactions

A Series may enter into mortgage “dollar roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee. If the income and capital gains from the Series’ investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series’ right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Options

Buying Call and Put Options. Each of the Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series may invest in call and put options whenever, in the opinion of the adviser or subadviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option that is being closed.

The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same Series as the option previously written.

A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The Series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series’ ability to close out options it has written.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio’s ability to close out options it has written.

The Series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in the accounting records of the Series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Series should the value of the underlying security increase and the option be exercised.

A written put option contract may be covered with liquid assets on the accounting records of the Series. While this may help ensure that the Series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Series should the value of the underlying security decrease and the option be exercised.

Writing Covered Call Options. The Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the NYSE or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either ends or the Series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a “qualified covered call option” which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Trust has an outstanding written option.

Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

Over-the-Counter (“OTC”) Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the adviser or subadviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Trust understands the position of the SEC staff to be that purchased OTC options and the assets used as “cover” for written OTC options are generally considered illiquid securities. Although the dealers with which a Series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Trust has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Series.

A Series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Trust. The Trust and the adviser believe that the approved dealers present minimal credit risks to the Trust and, therefore, should be able to enter into closing transactions if necessary. A Series currently will not engage in OTC options transactions if the amount invested by the Series in OTC options, plus a “liquidity charge” related to OTC options written by the Series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Series’ total assets. The “liquidity charge” referred to above is computed as described below.

The Series anticipates entering into agreements with dealers to which the Series sell OTC options. Under these agreements a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”). The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

PIK Bonds

Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series’ distribution obligations.

Private Placements and Rule 144A Securities

Each Series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”). Public sales of such securities by a Series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadviser, under procedures adopted by the Trustees, determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series’ illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series, other than those listed below, may invest up to 15% of its net assets in illiquid securities.

Privatizations

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Real Estate Investment Trusts

REITs pool investors’ Trusts for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs generally can be classified as follows:

➢	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.
➢	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

➢	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Repurchase Agreements

Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Trust maintained in a central depository or book-entry system or by physical delivery of the securities to the Trust’s custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

Each Series may invest in repurchase agreements. However, no more than 15% of a Series’ net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the adviser or subadviser, as applicable, acting at the Board’s direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

Reset Options

In certain instances, the Series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Reverse Repurchase Agreements

A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A Series will specifically designate in its accounting records the liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. A Series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a Series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a Series’ assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Series may decline below the price at which the Series is obligated to repurchase the securities.

Short Sales

The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which a Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

Short Sales Against the Box

The Series may make short sales “against the box,” i.e., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Small and Mid Capitalization Securities

Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Speculative Bonds

The Series may invest in fixed income and convertible securities rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch or Duff & Phelps Credit Rating Company (“Duff & Phelps”) and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class) while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Series’ obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Series’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the Series accounting records the liquid assets to avoid any potential leveraging of the Series’ holdings. The Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series’ assets.

Whether the Series’ use of swap agreements will be successful in furthering its investment objective will depend on an adviser or subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The adviser or subadviser will cause the Series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Series’ repurchase agreement guidelines. Certain restrictions imposed on the Series by the Internal Revenue Code may limit a Series’ ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Series’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Borrowing

The Series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

Time Deposits

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

Variable and Floating Rate Obligations

Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

When-Issued Securities

The Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the Series accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the Series may incur expenses associated with unwinding such transactions.

“Yield Curve” Options

The Series may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be “covered.” A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series’ net liability under the two options. Therefore, the Series’ liability for such a covered option is generally limited to the difference between the amount of the Series’ liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Zero and Deferred Coupon Debt Securities

The Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” obligations) or until maturity (“zero coupon” obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series’ shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES

The following policies are non-fundamental and may be changed without shareholder vote.

Virtus Growth & Income Series

The Virtus Growth & Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE.

Virtus International Series

The Virtus International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE.

This Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The Series may invest in nonconvertible fixed income securities of non-U.S. issuers when the adviser believes that such securities are appropriate for the achievement of the Series’ investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the adviser to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

Virtus Multi-Sector Fixed Income Series

The Virtus Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See “Writing Covered Call Options.”)

Virtus Real Estate Securities Series

As the Virtus Real Estate Securities Series invests in REITs, investors will bear not only the proportionate share of the expenses of the Series but also, the similar expenses of the underlying REITs.

The Virtus Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage trusts, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

The Virtus Real Estate Securities Series may invest in debt securities rated BBB or better by Standard & Poor’s or Baa or better by Moody’s or, if not rated, are judged to be of comparable quality as determined by Duff & Phelps. In choosing debt securities for purchase by the Series, Duff & Phelps will employ the same analytical and valuation techniques utilized in managing the equity portion of the Virtus Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy Duff & Phelps’ investment criteria.

Virtus Strategic Allocation Series

Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Virtus Strategic Allocation Series’ total assets.

Market Segment Investments. The Virtus Strategic Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

➢	Stocks—common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

➢	Bonds—bonds and other debt securities with maturities generally exceeding one year, including:

•

publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody’s (Aaa, Aa, A or Baa) or Standard & Poor’s (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

•	obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

•

obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody’s (Aaa, Aa or A) or Standard & Poor’s (AAA, AA or A) and do not exceed 25% of the Virtus Strategic Allocation Series’ total assets;

•

publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody’s (Aaa, Aa or A) or Standard & Poor’s (AAA, AA or A), and certificates of deposit of such banks; and

•

high yield, high risk fixed income securities (commonly referred to as “junk bonds”) having a rating below Baa by Moody’s or BBB by Standard & Poor’s or unrated securities of comparable quality provided such securities do not exceed 10% of the Virtus Strategic Allocation Series’ total assets.

➢	Money Market—money market instruments and other debt securities with maturities generally not exceeding one year, including:

•	those money market instruments described in this SAI; and

•

reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient

Trusts in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

Trading. The adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the adviser’s evaluations and expectations prove to be incorrect, the Series’ income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the adviser’s view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Virtus Strategic Allocation Series may enter into financial futures and options contracts.

INVESTMENT RESTRICTIONS

The Trust’s fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

Fundamental Investment Restrictions

The following investment restrictions are fundamental policies of the Series described in this SAI and may not be changed except as described above.

1.	A Series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the Series’ total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series. This restriction does not apply to the Virtus Real Estate Securities Series.

2.	A Series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). This restriction does not apply to the Virtus Real Estate Securities. In addition, the Virtus Strategic Allocation Series may invest more than 25% of its assets in the banking industry. This prohibition shall not apply to the purchase of investment company shares by the Virtus Premium AlphaSector Series.

3.	A Series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4.	A Series may not borrow money, except (i) in amounts not to exceed one third of the value of the Series’ total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5.	A Series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law.

6.	A Series may not purchase or sell real estate, except that a Series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities.

7.	A Series may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Series may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

8.	A Series may not purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER

The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series’ securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series’ shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rates for each Series are set forth under “Financial Highlights” in the prospectus. The portfolio turnover rates for Virtus Small-Cap Value Series may have been a higher than average portfolio turnover rate for 2009 since a new subadviser was appointed to manage the Series.

MANAGEMENT OF THE TRUST

Unless noted otherwise, the address of each Trustee is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees.

Independent Trustees

Name, and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Roger A. Gelfenbien 67	Trustee; Lead Independent Trustee and Chairperson of the Audit Committee	Served since 2000	Retired.	9	Director, Webster Bank (2003-present). Director, USAllianz Variable Insurance Product Trust, 23 funds (1999-present).

Eunice S. Groark 72	Trustee; Chairperson of Governance and Nominating Committee	Served since 1999	Attorney, private practice.	9	Director, People’s Bank (1995-present).

John R. Mallin 59	Trustee	Served since 1999	Partner/Attorney, McCarter & English LLP (2003-present).	9	None.

Hassell H. McClellan 64	Trustee; Chairperson of Investment Performance Committee	Served since 2008	Associate Professor, Wallace E. Carroll School of Management, Boston College (1984-present).	9	Independent Trustee, John Hancock Trust (2000-present) and John Hancock Funds II (2005-present). Board of Overseers, Tufts University School of Dental Medicine (2000-2008). Board of Directors, Barnes, 2010.

Philip R. McLoughlin 64	Chairman/Trustee;	Served since 2003	Partner, Cross Pond Partners, LLC, (2006-present).	9	Director, World Trust Fund. Director/Trustee/ Chairperson, Virtus Mutual Funds (1989-present).

Officers

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

George R. Aylward 46	President	Indefinite Term; Served since November 2010	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director and President (2006-2008), Chief Operating Officer (2004-2006), Vice President, Finance, (2001-2002), Phoenix Investment Partners, Ltd. and/or certain of its subsidiaries. Various senior officer and directorship positions with Virtus (formerly Phoenix) affiliates (2005-present). Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present)

Marc Baltuch 900 Third Avenue New York, NY 10022 64	Independent Chief Compliance Officer (“CCO”)	Indefinite Term; Served since 2004	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice President and Compliance Officer, certain of the Trusts in the Virtus Trust Family; Vice President, The Zweig Total Return Trust, Inc. (2004-present); Vice President, The Zweig Trust, Inc., (2004-present); President and Director of Watermark Securities, Inc. (1991-present)

Kevin J. Carr 56	Vice President, Chief Legal Officer (“CLO”), Counsel and Secretary	Indefinite Term; Served since November 2010	Senior Vice President (since 2009), Counsel and Secretary (2008-present) and Vice President (2008-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

W. Patrick Bradley 38	Sr. Vice President, Chief Financial Officer (“CFO”), Treasurer and Principal Accounting Officer	Indefinite Term; Served since November 2004	Senior Vice President, Fund Administration (since 2009), Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly known as Phoenix Investment Partners, Ltd., and an affiliate of The Phoenix Companies, Inc., through 2008). Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-present), Assistant Treasurer (2004-2006), Virtus Variable Insurance Trust. Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Funds Family (formerly known as the Phoenix Funds, and affiliates of The Phoenix Companies, Inc., through 2008).

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Francis G. Waltman 48	Senior Vice President	Indefinite Term; Served since November 2010	Executive Vice President, Head of Product Management (since 2009), Senior Vice President, Asset Management Product Development (2008-2009), Senior Vice President, Asset Management Product Development (2005-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly known as Phoenix Investment Partners, Ltd., and an affiliate of The Phoenix Companies, Inc., through 2008). Director (2008-present), Director and President (2006-2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (since 2008).

None of the Trustees or officers directly own shares of the Trust. The Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Trust.

The Board and Oversight Function.  The Board is responsible for oversight of the Trust. The Trust has engaged Virtus Investment Advisers, Inc. (“VIA”) to manage the Trust on a day-to-day basis. The Board is responsible for overseeing VIA and the other service providers in the operations of the Trust in accordance with the Trust’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust’s charter and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit, Governance and Nominating, Executive, and Investment Performance Committees—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Although each committee is composed exclusively of Independent Trustees, any interested Trustees may also attend the Committee meetings. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer for the Trust.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees

The Governance and Nominating Committee of the Board, which is composed of five Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and would conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such. Three of the five Independent Trustees have been a Board member for approximately ten years. The two remaining Trustees have served the Trust for approximately three and six years. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria. In addition, the Board has taken into account the actual service, commitment and participation of each Trustee during his or her past tenure with the Fund in concluding that each Trustee should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a director of the Fund, is as follows.

Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having ten years experience with an unaffiliated fund as a director.

Mrs. Groark, currently retired, was a sole practitioner attorney for ten years. Mrs. Groark was elected Connecticut’s first female Lieutenant Governor in 1990 (in office 1991-1995) and served as Corporation Counsel in Hartford, CT from 1987 to 1990. She also served on the Hartford, CT City Council for four years. Mrs. Groark was a director of a Bank of America predecessor.

Mr. Mallin is a real estate partner and practice group leader for the Real Estate / Construction / Environmental Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate.

Mr. McClellan has extensive business experience in advising and consulting with companies to improve the company’s management and operations, as well as serving as a business educator at several colleges.

Mr. McLoughlin has extensive investment advisory experience. He was the Chairman (1997-2002) and Chief Executive Officer (1995-2002) for Phoenix Investment Partners, Ltd., an investment adviser registered with the SEC. He was also the Chief Investment Counsel (12/1994-2002) for Phoenix Investment Partners, Ltd. and the General Counsel (1983-1988) for Phoenix Mutual Life Insurance Company.

The Board believes that, collectively, the Trustees have the appropriate experience, qualifications, attribute, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with VIA, the subadvisers, the Administrator, VP Distributors, Inc., and other service providers, the independent CCO, CLO and Fund’s independent registered public accounting firm.

Mr. McLoughlin, the Chairman of the Board, is an Independent Trustee. Under the previous adviser, he was not deemed to be an Independent Trustee by reason of his relationship with affiliates of the previous adviser’s parent company. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Trustees and management. The Trustees have determined that the Board’s leadership by the Chairman, Lead Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and VIA, the subadvisers and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks, among others. In general, the Board exercises oversight of the risk management process primarily through the Audit Committee and Investment Performance Committee, as well as through oversight by the Board itself. In particular, the day-to-day investment risk, including credit and liquidity risks, is managed by VIA, the subadvisers, and the Administrator. Operational risk and overall business risk is managed by the Administrator, CCO, and other service providers. Compliance risk is managed by the CCO and VIA’s Chief Compliance Officer.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities, especially the Investment Performance Committee. The Fund’s investment management is carried out by or through VIA, the subadvisers and other service providers. Each of these persons has an independent interest in risk management functions but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. For example, the Trustees conduct occasional on-sight visits to the subadvisers and the independent CCO conducts on-sight visits to the service providers on an annual basis. In general, the Trustees receive quarterly reports from, among others, management, VIA’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and independent counsel to the Independent Trustees, if requested by the Trustees, regarding risks faced by the Fund and VIA’s and the subadviser’s management programs.

Not all risks can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of all risks. Moreover, it is necessary to bear certain risks such as investment-related risks to achieve the Fund’s goals. As a result, Fund’s ability to manage risk is subject to substantial limitations.

Committees of the Board

Audit Committee.  The Board has an Audit Committee comprised of entirely Independent Trustees. Audit Committee members are: Roger A. Gelfenbien, Eunice S. Groark, John R. Mallin, and Hassell H. McClellan. The Audit Committee meets with the Trust’s Independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Trust’s financial statements. The Audit Committee also meets with the Independent auditors to review the adequacy of the Trust’s accounting policies and procedures. The Audit Committee met in person five times and had two telephonic meetings in 2010.

Governance and Nominating Committee.  The Board has a Governance and Nominating Committee comprised entirely of Independent Trustees that selects and nominates new candidates for election as Independent Trustees; develops and recommends to the Board a set of governance principles applicable to the Trust; oversees annually the evaluation of the Board, this Committee and management of other committees of the Trust; and assists the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Trust. The Governance and

Nominating Committee will not consider nominees recommended by Policyholders or Contract owners. Eunice S. Groark, Roger A. Gelfenbien, John R. Mallin, and Hassell H. McClellan comprise the Governance and Nominating Committee. The Governance and Nominating Committee met in person five times in 2010.

Investment Performance Committee.  The Board has an Investment Performance Committee comprised entirely of Independent Trustees that monitors and reviews the investment performance of the Trust. Investment Performance Committee members are Eunice S. Groark, Roger A. Gelfenbien, John R. Mallin, and Hassell H. McClellan. The Investment Performance Committee met in person four times in 2010.

Executive Committee.  The Executive Committee can act for the Board of Trustees in any manner that the Board of Trustees may direct subject to the 1940 Act. Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2010.

Compensation Table

Trustee costs are allocated equally to each of the Series of the Trust. Officers and employees of the adviser who are “interested persons” are compensated by the adviser and receive no compensation from the Trust. Each Independent Trustee receives from the Trust a $20,000 retainer plus $8,000 for each Board meeting attended, $4,000 for attendance at each special in person or telephonic attendance at regularly scheduled in person meeting and $1,000 per telephonic attendance at special telephone meeting. The Lead Director receives an additional $5,000 retainer fee. The Chairperson of the Governance and Nominating Committee receives an additional $2,000 retainer fee. The Chairperson of the Investment Performance Committee receives an additional $2,000 retainer fee. Committee members receive an additional fee of $2,000 for each committee meeting attended. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. In addition, the Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust. The Trustees received the following compensation from the Trust for the year ended December 31, 2010:

Name	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex
Frank M. Ellmer†	$40,500	$40,500
Roger A. Gelfenbien	$67,750	$67,750
Eunice S. Groark	$79,000	$79,000
John R. Mallin	$74,500	$74,500
Hassell H. McClellan	$79,000	$79,000
Philip R. McLoughlin	$103,000	$400,354

TOTAL	$443,750	$741,104

†	Frank M. Ellmer retired from the Trust as of June 30, 2010.

A deferred compensation plan is available to the Trustees. Neither the Fund nor any affiliates provide additional compensation with respect to this deferred compensation plan.

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Series in the Trust	Aggregate Dollar Range of Trustee Ownership of all Funds Overseen by Trustee in Family of Investment Companies
Roger A. Gelfenbien	None	N/A
Eunice S. Groark	None	N/A
John R. Mallin	None	N/A
Hassell H. McClellan	None	N/A
Philip R. McLoughlin	None	Over $100,000

Interests of Independent Trustees

SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual Trust registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each Independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $120,000, during the two most recently completed calendar years, or which could impact on their independence. An Independent trustee has agreed to provide the following disclosures in accordance with the referenced release. The trustee maintains that the existence of these facts or circumstances have not, or do not, in any manner, affect her ability to serve as impartial and Independent trustees.

Mrs. Groark’s husband, Tom Groark, is Of Counsel to the law firm of Day Pitney LLP (“Day”). During the last completed calendar year, Day provided legal services to Phoenix affiliates. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation.

Board of Trustees’ Consideration of Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Trust’s annual and semiannual reports covering the period January 1, 2009 through December 31, 2009.

Description of Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Series, each of which represents an equal proportionate interest in that Series.

For each Series, the Trust currently issues only one class of shares that participates equally in dividends and distributions and has equal voting, liquidation and other rights. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Series. Shareholders have no preemptive conversion or exchange rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Trust. The Declaration of Trust provides that the Trustees of the Trust may create additional Series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

Voting

Each share of each Series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Series, only the shareholders of such Series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Trust is not required to hold annual shareholder meetings. It is not anticipated that the Trust will hold shareholder meetings unless required by law, although special meetings may be called for a specific Series, or for the Trust as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Trust’s shares do not have cumulative voting rights.

Manager of Managers Exemptive Order

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA will, subject to supervision and approval of the Trust’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Series of the Trust. The Trust and VIA, therefore, with approval from the Board of Trustees, have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisers to the Board of Trustees and recommend their hiring, termination and replacement. Within 90 days of the hiring of any new subadviser for a Series, variable contract owners that are invested in the Series through their contract will be furnished with all information about the new subadviser that would be in a proxy statement seeking shareholder approval of the new subadviser.

Operation of a Fund of Funds

The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more that 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs.

Mixed and Shared Funding

Shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trustees currently do not foresee any such differences or disadvantages at this time. However, the Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Trust or shares of another fund may be substituted.

Control Persons

Phoenix Life Insurance Company (“Phoenix”), PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company (“PLAC”), offering variable insurance and annuity products, own 100% of the outstanding shares of the Trust.

Phoenix (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX”). PHL Variable (a Connecticut insurance company) and PLAC (a Connecticut insurance company) are wholly owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly owned subsidiary of Phoenix. The executive offices of the companies are located at One American Row, Hartford, CT. No shares are held by any adviser or subadviser of the Trust. A shareholder owning of record or beneficially more than 25% of a Series’ outstanding shares may be considered a controlling person. That Shareholder’s vote could have a more significant effect on matters presented at a Shareholders’ meeting than votes of other Shareholders.

Principal Shareholders

The following table sets forth information as of January 31, 2011 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any Series of the Trust’s outstanding equity securities.

Name of Shareholder	Series and Class	Number of Shares	Percentage of Class
Phoenix Life Insurance Co PLIC C/O Peter Hosner 31 Tech Valley Dr East Greenbush NY 12061-4134

Virtus Capital Growth Series

Virtus Growth & Income Series

Virtus International Series

Virtus Multi-Sector Fixed Income Series

Virtus Small-Cap Growth Series

Virtus Small-Cap Value Series

Virtus Real Estate Securities Series

Virtus Strategic Allocation Series

		12,452,797.634 6,616,833.033 6,610,709.985 7,884,734.546 2,851,397.422 3,867,573.760 1,285,351.248 10,236,846.220	80.72 45.66 27.19 33.51 55.93 32.06 29.86 79.82	% % % % % % % %

PHL Variable Insurance Co PHLVIC C/O Peter Hosner 31 Tech Valley Dr East Greenbush NY 12061-4134

Virtus Capital Growth Series

Virtus Growth & Income Series

Virtus International Series

Virtus Multi-Sector Fixed Income Series

Virtus Small-Cap Growth Series

Virtus Small-Cap Value Series

Virtus Real Estate Securities Series

Virtus Strategic Allocation Series

		2,968,010.389 7,829,713.980 17,686,099.960 15,607,325.951 2,241,864.731 8,177,036.422 3,012,891.323 2,583,272.255	19.24 54.03 72.74 66.33 43.98 67.79 69.99 20.14	% % % % % % % %

THE INVESTMENT ADVISER, SUBADVISERS AND PORTFOLIO MANAGERS

The Investment Advisers

The Trust has entered into an Investment Advisory Agreement (an “Agreement”) with VIA to serve as investment adviser to the Series of the Trust, as described below. The Agreements provide that the Adviser shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees.

The Agreement also provides that the Adviser shall furnish investment research and advice, implementation of the investment program, including the purchase and sale of securities, and regular reports to the Trustees or hire a subadviser to provide such advisory services. Generally, the Agreement provide that the Adviser shall supply, at its own expense, certain items, such as office facilities, personnel necessary to perform the functions required to manage the investment of each Series’ assets, and personnel to serve, without salary from the Trust, as officers of the Trust.

The Agreement remains in effect for two years following the initial effective date with respect to a Series, and continues in force from year to year thereafter for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the adviser in the performance of its duties thereunder.

The Trust pays the Adviser, as full compensation for the services and facilities furnished to the Trust under the Agreement, a fee based on an annual percentage of the average daily net assets of each of the Series, as described in the table below. There can be no assurance that the Series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

Series	Rate for First $250,000,000	Rate for Next $250,000,000	Rate for Excess Over $500,000,000
Virtus Capital Growth	.70%	.65%	.60%
Virtus Growth & Income	.70%	.65%	.60%
Virtus International	.75%	.70%	.65%
Virtus Multi-Sector Fixed Income	.50%	.45%	.40%
Virtus Strategic Allocation	.60%	.55%	.50%

Series	Rate for First $1 Billion	Rate for Next $1 Billion	Rate Over $2 Billion
Virtus Real Estate Securities	.75%	.70%	.65%

Series			Rate
Virtus Premium AlphaSector Series			1.10%
Virtus Small-Cap Growth			.85%
Virtus Small-Cap Value			.90%

VIA

VIA began serving as investment adviser to the Trust in November 2010 and currently serves as investment adviser to each of the Series. VIA provides the day-to-day management to the Virtus Growth & Income Series and the Virtus Strategic Allocation Series (equity portfolio only). VIA is also responsible for final portfolio allocation decisions and for placing all transactions for Virtus Premium AlphaSector Series. Prior to November 5, 2010, Phoenix Variable Advisers, Inc. (“PVA”) served as investment adviser to each of the series, except Virtus Premium AlphaSector Series, which series commenced operation on February     , 2011.

VIA serves as investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business. VIA is located at 100 Pearl Street, Hartford, CT 06103, As of December 31, 2010, VIA had approximately $15.3 billion in assets under management.

Compensation of Portfolio Managers of VIA

Virtus Investment Partners, Inc. and its affiliated investment management firms, including VIA , Duff & Phelps, Kayne and SCM Advisors (collectively “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefit package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with a multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of the compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2010 regarding any other accounts managed by the VIA portfolio managers named in the prospectus. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts.

Virtus Growth & Income Series Virtus Strategic Allocation Series
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Dickerson	7/$1.5 billion	None	None
Carlton Neel	7/$1.5 billion	None	None
Amy Robinson	3/$612.9 million	None	None

Note:	Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge fund. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. For the REIT Series there are seldom any material conflicts of interest since portfolio managers generally manage Trusts and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management team do not beneficially own any shares in the Trust.

Expense Reimbursement Arrangements

VIA has contractually agreed to reimburse expenses of certain series of the Trust until at least November 30, 2012, to the extent that total operating expenses, excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any, exceed the total operating expenses of the Series’ average net assets (the “expense caps”) as listed in the chart below.

Series	Maximum Total Operating Expense
Virtus Capital Growth	.95%
Virtus Growth & Income	.90%
Virtus International	1.03%
Virtus Multi-Sector Fixed Income	.75%
Virtus Premium AlphaSector Series	1.70%*
Virtus Real Estate Securities	1.10%
Virtus Small-Cap Growth	1.05%
Virtus Small-Cap Value	1.30%
Virtus Strategic Allocation	.85%

*	Until April 30, 2012

The Agreement provides that all costs and expenses not specifically enumerated, as payable by VIA shall be paid by the Trust. To the extent that any expenses are paid by the Trust, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the adviser) incurred in the operation of the Trust and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust also will pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

VIA became investment adviser to the Trust effective November 5, 2010. PVA and its predecessor advisers were compensated for the last three calendar years as follows:

	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Capital Growth[1]	$1,465,000	$2,087,396	$2,869,453
Virtus Growth & Income[2]	$576,000	$853,827	$1,007,735
Virtus International[2]	$2,624,000	$3,098,746	$3,348,090
Virtus Multi-Sector Fixed Income[2]	$968,000	$1,100,863	$1,230,534
Virtus Real Estate Securities[3]	$652,000	$923,482	$1,260,081
Virtus Small-Cap Growth[5]	$203,000	$343,276	$419,394

Virtus Premium AlphaSector Series commenced operations on February     , 2011; therefore, no advisory fees were paid by the series for the periods shown above.

	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Small-Cap Value[4]	$371,000	$626,998	$877,436
Virtus Strategic Allocation[2]	$959,000	$1,317,316	$1,735,618

[1]	Prior to September 2008, the subadviser was Harris Investment Management, Inc.
[2]	Prior to August, 2007, the investment adviser to the Series was Phoenix Investment Counsel, Inc.
[3]	Prior to August, 2007, the investment adviser to the Series was Duff & Phelps Investment Management Co.
[4]	Prior to May 1, 2009, the subadviser to the Series was AllianceBernstein, L.P.
[5]	Prior to September 2008, the subadviser was Fred Alger Management, Inc.

The Subadvisers

The Adviser employs subadvisers to furnish portfolio management services to certain of the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

➢	Aberdeen Asset Management Inc.

VIA has engaged Aberdeen Asset Management Inc. (“Aberdeen”) as a subadviser to the Virtus International Series. Aberdeen provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the Series as follows:

Series	Rate
Virtus International Series	0.25%

Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent’s wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates for which such entities shall be paid a fee by Aberdeen.

Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore and the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2010, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $287 billion in assets under management. Aberdeen Asset Management PLC’s principal offices are located at Bow Bells House, 1 Bread Street, London EC4M 9HH.

Compensation of Portfolio Managers of the Subadviser

Like its competitors in the investment management industry, Aberdeen Asset Management PLC (“Aberdeen PLC”) recognizes the importance of motivating and retaining key employees. Overall compensation packages are competitive relative to investment management industry standards. Aberdeen PLC seeks to offer its investment professionals both competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, the overall performance of the team/business unit and Aberdeen PLC’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen PLC equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.

As a UK listed PLC, Aberdeen PLC has an Independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval. To evaluate its investment professionals, Aberdeen PLC uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients’ risk and return objectives. When determining total compensation, Aberdeen PLC considers a number of quantitative and qualitative factors such as:

•

Investment performance over various periods versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, Aberdeen PLC analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2009 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Series. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual Trusts or other similar accounts.

Virtus International Series
	Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Docherty	0	20; $4 billion	17; $3 billion
Bruce Stout	0	9; $3 billion	17; $3 billion
Andrew McMenigall	0	6; $1 billion	17; $3 billion
Jamie Cumming	0	6; $1 billion	17; $3 billion

The following table provides information as of December 31, 2010 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.

Virtus International Series
	Number of Other Accounts Managed; Performance Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles		Other Accounts
Stephen Docherty	0	1: $	1.3 billion	0
Bruce Stout	0	1: $	1.3 billion	0
Andrew McMenigall	0	1: $	1.3 billion	0
Jamie Cumming	0	1: $	1.3 billion	0

Description of any Potential Material Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that; (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Ownership of Securities

None of the portfolio managers beneficially own any shares in the Trust.

➢	Duff & Phelps Investment Management Co.

VIA has engaged Duff & Phelps Investment Management Co. (“Duff & Phelps”) as subadviser to the Virtus Real Estate Securities Series. Duff & Phelps provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Duff & Phelps at the rate of 50% of the gross advisory fee.

Duff & Phelps also serves as investment adviser and subadviser for other mutual funds. Duff & Phelps is a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2010, Duff & Phelps had approximately $7.2 billion in assets under management. Duff & Phelps’ offices are located at 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Compensation of Portfolio Managers of the Subadviser

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts that Duff & Phelps portfolio managers provide investment recommendations.

Virtus Real Estate Securities
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies			Other Pooled Investment Vehicles	Other Accounts
Geoffrey Dybas	4: $	3.2 billion	*	1: $27.5 million	9: $142.9 million
Frank Haggerty	4: $	3.2 billion	*	1: $27.5 million	9: $142.9 million

*	Mr. Dybas and Mr. Haggerty are Portfolio Managers for 4 registered investment companies which include $2.5 billion from a closed-end fund of which $61 million are REIT securities.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. For the REIT Series there are seldom any material conflicts of interest since portfolio managers generally manage Trusts and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management team do not beneficially own any shares in the Trust.

➢	F-Squared Institutional Advisors, LLC.

VIA has engaged F-Squared Institutional Advisors, LLC (“F-Squared”) as limited services subadviser to the Virtus Premium AlphaSector Series. F-Squared provides to the Adviser weekly the model portfolio; VIA is responsible for providing final allocation and trading decisions following receipt of F-Squared’s investment recommendations for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to F-Squared at the rate of 50% of the net advisory fee.

F-Squared has been an investment adviser since 2006 and provides investment management and advisory services to institutional and separately managed accounts. As of December 31, 2010, F-Squared had approximately $481.5 million in assets under management. F-Squared’s offices are located at 16 Laurel Avenue, Wellesley, Massachusetts 02481.

Compensation of Portfolio Managers of the Subadvisor

Howard Present is both Portfolio Manager for the Premium AlphaSector Series as well as CEO of F-Squared. His compensation includes a base salary and bonus, with the bonus comprised of both cash and equity. The determination of the bonus amount is made by the F-Squared Board of Directors, based on Mr. Present’s responsibilities as CEO.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2010 regarding any other accounts that F-Squared portfolio managers provide investment recommendations.

Virtus Premium AlphaSector Series
Portfolio Manager	Number of Other Accounts Managed; Assets Under Management
	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Howard Present	3/$	958.8 million	None	71/$	545.8 million

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advises and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year.

Ownership of Trust Securities by Portfolio Managers

The portfolio manager does not beneficially own any shares in the Trust.

➢	Goodwin Capital Advisers, Inc.

VIA has engaged Goodwin Capital Advisers, Inc. (“Goodwin”) as subadviser to the Virtus Multi-Sector Fixed Income Series and the fixed income portion of the Virtus Strategic Allocation Series. Goodwin, is located at One American Row, Hartford, Connecticut 06102-5056. Goodwin acts as subadviser for 17 mutual funds and manages fixed income assets for individuals and institutions.

As of December 31, 2010, Goodwin had approximately $12.6 billion in assets under management. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Goodwin based on the average daily net assets of the Series at the following annual rates:

Series	Rate for First $250,000,000	Rate for Next $250,000,000	Rate for Excess Over $500,000,000
Virtus Multi-Sector Fixed Income Series	19.63%	19.66%	19.7%
Virtus Strategic Allocation Series (fixed income portion)	22.55%	22.62%	22.63%

Compensation of Portfolio Managers of the Subadviser

Goodwin believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Goodwin receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Following is a more detailed description of the compensation structure of the funds’ portfolio managers identified in the funds’ prospectus.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Goodwin and is designed to be competitive in light of the individual’s experience and responsibilities. Goodwin management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at Goodwin is made up of three components:

(1)	Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks and/or peer groups for each fund managed. Performance of the Series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager’s participation is based on the performance of each Series managed as weighted roughly by total assets in each of those Series.

(2)	Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of PNX which vest over three years.

(3)	Fifteen percent of the target incentive is based on the manager’s investment area’s competencies and on individual performance. This pool is funded based on PNX’s return on equity.

The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on PNX’s return on equity, (ii) may have fewer performance periods, (iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guaranteed payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of PNX, which vests over three years.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2009 regarding any other accounts managed by the Goodwin portfolio managers named in the prospectus. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts.

Virtus Multi-Sector Fixed Income Virtus Strategic Allocation
Portfolio Manager	Number of Other Accounts Managed; Assets Under Management
	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
David L. Albrycht	8: $	2.65 billion	0	0

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. For the REIT Series there are seldom any material conflicts of interest since portfolio managers generally manage Trusts and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The portfolio manager does not beneficially own any shares in the Trust.

➢	Kayne Anderson Rudnick Investment Management LLC

VIA has engaged Kayne Anderson Rudnick Investment Management LLC (“Kayne”) as subadviser to the Virtus Small-Cap Growth Series and the Virtus Small-Cap Value Series. Kayne provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Kayne at the rate of 50% of the gross advisory fee for each Series.

Kayne also serves as subadviser for other mutual funds. Kayne is a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2010, Kayne had approximately $4.7 billion in assets under management. Kayne’s offices are located at 1800 Avenue of the Stars, Los Angeles, CA 90067.

Compensation of Portfolio Managers of the Subadviser

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts that Kayne portfolio managers provide investment recommendations.

Virtus Small-Cap Growth Series and Virtus Small-Cap Value Series
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Todd Beiley	7: $	269 million	None	9,548: $	2.2 billion
Jon Christensen	7: $	269 million	None	9,548: $	2.2 billion
Julie Kutasov	7: $	269 million	None	9,548: $	2.2 billion
Robert Schwarzkopf	7: $	269 million	None	9,548: $	2.2 billion
Craig Stone	7: $	269 million	None	9,548: $	2.2 billion

*	These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by vehicle type.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. There are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management teams do not beneficially own any shares in the Trust.

➢	SCM Advisors LLC

VIA has engaged SCM Advisors, LLC (“SCM Advisors”) as subadviser to the Virtus Capital Growth Series. SCM Advisors provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to SCM Advisors at the rate of 50% of the gross advisory fee.

SCM Advisors also serves as subadviser for other mutual funds. SCM Advisors is a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2010, SCM Advisors had approximately $3.4 billion in assets under management. SCM Advisors offices are located at 909 Montgomery Street, San Francisco, CA 94133.

Compensation of Portfolio Managers of the Subadviser

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts that SCM Advisors portfolio managers provide investment recommendations.

Virtus Capital Growth Series
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Douglas Couden	2: $	521 million	None	67: $	123 million

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisers and subadvises are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. There are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The portfolio manager does not beneficially own any shares in the Trust.

Subadviser Compensation

The subadvisers were compensated for the last three calendar years as follows:

Aberdeen Asset Management, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus International Series	$1,311,853	$1,549,460.59	$1,674,131

AllianceBernstein L.P.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Small-Cap Value Series[x]	$255,630	$436,819.96	$602,710

[x]	AllianceBernstein L.P. managed this Series from May 2, 2009 through November 5, 2010; prior thereto they were managed by Sanford Bernstein.

Duff & Phelps Investment Management Co.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Real Estate Securities	$326,026	$461,741.05	$229,538

Goodwin Capital Advisers, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Multi-Sector Fixed Income Series	$387,273	$440,378	$207,593
Virtus Strategic Allocation Series (fixed income portion)	$387,273	$213,828	$112,029

Fred Alger Management, Inc.
	Compensation for the year ended December 31,
Series	2008	2007
Virtus Small-Cap Growth Series*	$144,357	$260,131

*	This Series was managed by Fred Alger Management, Inc. from January 7, 2005 through September 15, 2008.

Harris Investment Management, Inc.
	Compensation for the year ended December 31,
Series	2008	2007
Virtus Capital Growth Series*	$718,998	$1,266,672

*	This Series was managed by Harris Investment Management, Inc. from June 26, 2006 through September 15, 2008.

Neuberger Berman Management LLC
	Compensation for the year ended December 31,
Series	2010	2009	2008	2007
Virtus Capital Growth Series[x]		$732,788	$220,570	0
Virtus Small-Cap Growth[x]		$131,381	$45,682	0

[x]	Neuberger Berman LLC managed these series from September 15, 2008 through November 5, 2010.

Virtus Investment Advisers, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Growth & Income Series*	$263,400	$390,320	$220,728
Virtus Strategic Allocation Series (equity portion)*	$367,689	$291,363	$156,184

*	Until November 5, 2010, Virtus Investment Advisers, Inc. (VIA) served as subadviser to these Series; effective November 5, 2010, VIA serves as investment adviser.

THE DISTRIBUTOR

The Trust has a distribution agreement (“Distribution Agreement”) with VP Distributors, Inc. (“VP Distributors” or the “Distributor”) in which VP Distributors serves as the Distributor for the Trust. VP Distributors has a business office located at 100 Pearl Street, Hartford, CT 06103. Each Series has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

The Trust’s Distribution Agreement with respect to the shares of the Series (“Distribution Agreement”) was approved by the Board of Trustees at a Board meeting held on July 27, 2010, and was effective on November 5, 2010. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

Pursuant to the Distribution Plan, adopted pursuant to Rule 12b-1 of the 1940 Act, the Trust compensates the Distributor from assets attributable to the shares of Series for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the shares of the Series. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares of the Series. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the Series.

The Distribution Plan provides that the Trust, on behalf of each Series, may pay annually up to 0.25% of the average daily net assets of a Series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Series. However, under the Distribution Agreement, payment to the Distributor for activities pursuant to the Distribution Plan is limited to payments at an annual rate equal to 0.25% of average daily net assets of a Series attributable to its shares. For 2009, the prior Distributor was paid $241,000. Under the terms of the Distribution Plan and the related Distribution Agreement, each Series is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the shares of the Series for such entities’ fees or expenses incurred or paid in that regard. The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to shares of the Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the shares of the Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Series investment objectives and policies and other information about the Series, including the performance of the Series; (3) training sales personnel regarding the shares of the Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Series.

The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the shares of the Series in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Series at any time, without penalty, by vote of a majority of the outstanding shares of that Series, or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of shares of any Series without the approval of shareholders of that Series.

DESCRIPTION OF PROXY VOTING POLICY

The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Trust. The Trust has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Trust must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Trust’s investment adviser will vote proxies or delegate such responsibility to a subadviser, subject to the Board of Trustees’ oversight. The investment manager or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any investment manager or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

The Trust and its delegates seek to avoid actual or perceived conflicts of interest of Trust shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Trust, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free, 800/243-1574, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

CUSTODIAN

The custodian, under the terms of a custodian agreement, hold the securities and cash of the Series of the Trust. The custodian is:

The Bank of New York Mellon

One Wall Street

New York, NY 10286

The Trust permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Trust has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.

FOREIGN CUSTODIAN

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm for the Trust, audits the Trust’s financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time.

SERVICE AGREEMENTS

Under an Administration Agreement, VP Distributors acts as the administrator of the Trust and, and as such, is responsible for certain administrative functions and bookkeeping and pricing functions for the Trust. For its services as Administrator, VP Distributors receives an administration fee based upon the average net assets across all non-money market funds within the Virtus family of funds at the following incremental annual rates.

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For purposes of applying the fee breakpoints, the Trust’s average net assets may be aggregated with average net assets of other affiliated funds in the Virtus family of funds for which VP Distributors acts as administrator.

For services to the Trust during the fiscal years ended December 31, 2008, 2009 and 2010, the Administrator received $1,762,000, $1,357,000 and $1,080,000, respectively.

BNY Mellon Investment Servicing, Inc. (BNYMellon”) has been retained under a Sub-Administration Agreement by VP Distributors to perform certain administrative, fund accounting, tax and financial reporting services for the Trust for which VP Distributors pays BNY Mellon a fee.

Under a Transfer Agent Agreement, BNY Mellon acts as transfer agent to the Trust, and as such, performs certain administrative functions related to recording the purchase and redemption of Trust shares and serving as dividend paying agent. BNY Mellon is not compensated by the Trust for these services.

CODE OF ETHICS

The Trust and each of its advisers and subadvisers have adopted codes of ethics. The Trust has also adopted a Senior Management Code of Ethics as required by §406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisers or subadvisers who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by a Series of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust.

BROKERAGE ALLOCATION

Subject to the supervision and control of the portfolio managers and the Trustees of the Trust, each Series’ investment manager or subadviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.

In effecting portfolio transactions for the Trust, the advisers and subadvisers adhere to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent the Trust is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. An adviser or subadviser may cause a Series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the adviser or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Series or to the advisers or subadvisers are considered to be in addition to and not in lieu of services required to be performed by the advisers or subadvisers under their advisory contracts, and research services may benefit both the Series and other clients of the advisers or subadvisers. Conversely, research services provided by brokers to other clients of the advisers or subadvisers may benefit the Series.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser’s personnel responsible for the selection of broker-dealers to affect Series portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, the advisers and Distributor from entering into any agreement or other understanding under which the Trust’s direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

If the securities in which a particular Series of the Trust invests are traded primarily in the over-the-counter market, it is possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisers or subadvisers in determining the overall reasonableness of brokerage commissions paid by the Trust.

The adviser may use its brokers/ dealer affiliates to buy and sell securities for the Trust, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. For the fiscal years ended December 31, 2008 and 2009 brokerage commissions paid by the Series on portfolio transactions totaled $1,042,642 and $1,093,981 respectively.

Sanford Bernstein	2008
Commissions paid (in millions)	$14,409
Percent of aggregate commissions paid to affiliated brokers	Less than 1%

Morgan Stanley	2008
Commissions paid (in millions)	$62,346
Percent of aggregate commissions paid to affiliated brokers	3%

Lehman Brothers	2008
Commissions paid (in millions)	$23,490
Percent of aggregate commissions paid to affiliated brokers	1%

Fred Alger Management	2008
Commissions paid (in millions)	$23,964
Percent of aggregate commissions paid to affiliated brokers	1%

Sanford Bernstein is an affiliate of AllianceBernstein. Van Kampen is an affiliate of Morgan Stanley. Neuberger Berman is an affiliate of Lehman Brothers.

It may frequently happen that the same security is held in the portfolio of more than one account managed by an adviser (“Managed Account”). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment adviser or subadviser, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more Series advised by an adviser or subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the Series in a manner equitable to each Series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, it is believed that the ability of the Series to participate in volume transactions will produce better executions for the Series. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing the advisers and subadvisers as investment advisers of securities owned by the Series outweighs the disadvantages that may be said to exist from simultaneous transactions.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser or subadviser, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Series. No advisory account of the adviser or subadviser, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser or subadviser, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the Series’ participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser or subadviser’s accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser or subadviser, as applicable, whose orders are allocated, receive fair and equitable treatment. Some of the subadvisers use different allocation procedures for allocating securities of initial public offerings.

DISCLOSURE OF TRUST HOLDINGS

The Trustees of the Trust have adopted policies with respect to the disclosure of the Series’ portfolio holdings by the Series, issuing companies or the investment advisers. These policies provide that the Series’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Series’ policies prohibit the advisers and the Series’ other service providers from entering into any agreement to disclose Series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Series, third parties providing services to the Series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Series.

Public Disclosures

In accordance with rules established by the SEC, each Series sends semiannual and annual reports to contract and policy owners that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Series’ annual and semiannual reports are available on Virtus’ website at www.virtus.com. Additionally, beginning in 2011, each Series will provides its top 10 holdings information on Virtus’ website as of the end of each quarter, generally within 10 business days of the end of the quarter. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The Series also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

Other Disclosures

Under certain limited circumstances, the Series may disclose non-public portfolio holdings. The Trust’s policies provide that non-public disclosures of a Series’ portfolio holdings may only be made if (i) the Series has a legitimate business purpose for making such disclosure, and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The officers of the Trust will consider any actual or potential conflicts of interest and will act in the best interest of the Series’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Series shareholders, the Trust’s officers may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Series shareholders, the Trust’s officers will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Trusts’ Board of Trustees and/or the Trust’s executive officers, the Series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Series in their day-to-day operations, as well as public information to certain rating organizations. In addition to the issuing companies, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Trusts.

Non-Public Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	➢ Virtus Investment Advisers, Inc.	Daily
Subadvisers	➢ Aberdeen Asset Management Inc. ➢ Duff & Phelps Investment Management Co. ➢ Goodwin Capital Advisers, Inc. ➢ Kayne Anderson Rudnick Investment Management LLC ➢ SCM Advisors, LLC	Daily
Distributor	➢ VP Distributors, Inc.	Daily
Custodian	➢ Bank of New York Mellon	Daily
Sub-financial Agent	➢ BNY Mellon Investment Servicing	Daily
Independent Registered Public Accounting Firm	➢ PricewaterhouseCoopers LLP	➢ Annual Reporting Period: within two business days of end of reporting period ➢ Semiannual Reporting Period: within 30 business days of end of reporting period
Typesetting Firm for Financial Reports and Form N-Q	➢ Gcom Solutions	Monthly on first business day following month-end

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Printer for Financial Reports	➢ RR Donnelley Financial	Annual and Semiannual Reporting Period: within 45 days after end of reporting period
Proxy Voting Service	➢ Institutional Shareholder Services ➢ Proxy Light	Twice weekly on an ongoing basis

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Rating Agencies	➢ Lipper Inc. and Morningstar	Quarterly, 60 days after fiscal quarter-end
Portfolio Redistribution Firms	➢ Bloomberg, Standard & Poor’s and Thompson Financial Services	Quarterly, 60 days after fiscal quarter-end

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Series.

There is no guarantee that the Trust’s policies on use and dissemination of holdings information will protect the Series from the potential misuse of holdings by individuals or firms in possession of such information.

REDEMPTION OF SHARES

The Trust will redeem any shares presented by the shareholder accounts for redemption. The account’s policies on when and whether to buy or redeem Trust shares are described in the contract prospectuses.

At the discretion of the Trustees, the Trust may, to the extent consistent with state and federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES

The following discussion of the federal tax status of the Series is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Series is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Series to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Series: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Series to do, then under the provisions of Subchapter M of the Code the Series should have little or no liability for federal income taxes. In particular, a Series will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Series generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Series must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Series’ taxable year, (a) at least 50% of the value of the Series’ total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Series may consist of such other securities of any one issuer, and the Series may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Series must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Series and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Series. The Trust intends that each Series will either qualify for this exception or will make sufficient distributions each year to satisfy the excise tax avoidance requirements.

Section 817(h) Diversification Requirements

Each Series also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Series) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and the 1940 Act, and may affect the securities in which a Series may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Series may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•	no more than 55% of a Series’ total assets may be represented by any one investment

•	no more than 70% by any two investments

•	no more than 80% by any three investments

•	no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Series fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates

(without any deduction for distributions to its shareholders). In addition, if for any taxable year a Series fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Series might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Series fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Series would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Series’ investment adviser and subadvisers and each Series intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Series than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Series’ investment adviser and subadvisers might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Series investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Series’ assets to be invested within various countries is not now known. The Trust intends that each Series will operate so as to qualify for applicable treaty-reduced rates of tax where available.

If a Series acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Series could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Series is timely distributed to its shareholders. The Series would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Series to recognize taxable income or gain without the concurrent receipt of cash. Any Series that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Series in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Series’ investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Series must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Series that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Series elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Series must meet the 90% distribution requirement to qualify as a regulated investment company, a Series may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Series’ transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses of the Series. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Series, (2) could require the Series to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Series as a regulated investment company, the Trust seeks to monitor transactions of each Series, seeks to make the appropriate tax elections on behalf of each Series and seeks to make the appropriate entries in each Series’ books and records when the Series acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Series may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Series generally are not subject to federal income tax on Series earnings or distributions or on gains realized upon the sale or redemption of Series shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

FINANCIAL STATEMENTS

The financial statements and the notes thereto relating to the Trust and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2009 are contained in the Trust’s annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Virtus Investment Partners at 800/367-5877 or by visiting the Individual Investors section of our Web site: http://www.Virtus.com. The participating insurance companies have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the Trust’s financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX A-DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1)	Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)	Notes allowing for negative coupons, or negative principal.

3)	Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on Trusts employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

Corporate and Municipal Long-Term Debt Ratings

Long-Term Issuer Credit Ratings

AAA: An obligor rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. ‘AAA’ is the highest Issuer Credit Rating assigned by Standard & Poor’s.

AA: An obligor rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A: An obligor rated ‘A’ has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor rated ‘BB’ is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is MORE VULNERABLE to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligor rated ‘CCC’ is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is CURRENTLY HIGHLY VULNERABLE.

Plus (+) or minus(-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C: A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking Trust payments, but that is currently paying.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the dependency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.: An issuer designated N.R. is not rated.

Public Information Ratings

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Outlooks are not provided for ratings with a ‘pi’ subscript, nor are they subject to potential CreditWatch listings. Ratings with a ‘pi’ subscript generally are not modified with ‘+’ or ‘-’ designations. However, such designations may be assigned when the issuer’s credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

Short-Term Rating Definitions

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

VIRTUS VARIABLE INSURANCE TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended Declaration of Trust.

1.	Declaration of Trust of the Registrant establishing Virtus Variable Insurance Trust (formerly The Big Edge Series Fund and The Phoenix Edge Series Fund) dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 (File No. 033-05033) on June 20, 1996.

2.	Amendment to Declaration of Trust effective February 28, 1990, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 033-05033) on April 29, 1997.

3.	Amendment to Declaration of Trust effective November 14, 1991, conforming the Fund’s borrowing restrictions to California Department’s Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 033-05033) on April 29, 1997.

4.	Amendment to Declaration of Trust effective May 1, 1992, changing the name of the Trust to The Phoenix Edge Series Fund, establishing the Balanced Series, and changing the names of Stock Series to Growth Series and Total-Vest Series to Total Return Series filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 033-05033) on April 29, 1997.

5.	Amendment to Declaration of Trust effective January 1, 1995, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 033-05033) on April 29, 1997.

6.	Amendment to Declaration of Trust effective November 15, 1995, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 (File No. 033-05033) on January 29, 1996.

7.	Amendment to Declaration of Trust effective February 21, 1996, changing the name of the Series currently designated Bond Series to the Multi-Sector Fixed Income Series, filed via Edgar with Post-Effective Amendment No. 17 (File No. 033-05033) on April 17, 1996.

8.	Amendment to Declaration of Trust effective August 21, 1996, establishing the Aberdeen New Asia Series and changing the name of the Total Return Series to Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 19 (File No. 033-05033) on September 3, 1996.

9.	Amendment to Declaration of Trust effective May 28, 1997, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 (File No. 033-05033) on July 15, 1997.

10.	Amendment to Declaration of Trust effective February 27, 1998, establishing the Engemann Nifty Fifty Series, Seneca Mid-Cap Series, Phoenix Growth and Income Series, Phoenix Value Equity Series and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 033-05033) on April 30, 2003.

11.	Amendment to Declaration of Trust dated May 1, 1998 for scrivener’s error in Amendment filed February 27, 1998, filed via Edgar with Post-Effective Amendment No. 46 (File No. 033-05033) on April 30, 2003.

12.	Amendment to Declaration of Trust effective May 1, 1999, changing the name of the Series currently designated as Balanced Series, Multi-Sector Fixed Income Series, Money Market Series, Strategic Allocation Series, Growth Series, International Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Schafer Mid-Cap Value Series, Seneca Mid-Cap Growth Series, Phoenix Value Equity Series, and Phoenix Growth and Income Series to Phoenix-Goodwin Balanced Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, Phoenix-Goodwin Money Market Series, Phoenix-Goodwin Strategic Allocation Series, Phoenix-Goodwin Growth Series, Phoenix-Aberdeen International Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix-Goodwin Strategic Theme Series, Phoenix-Aberdeen New Asia Series, Phoenix Research Enhanced Index Series, Phoenix-Engemann Nifty Fifty Series, Phoenix-Schafer Mid-Cap Value Series, Phoenix-Seneca Mid-Cap Growth Series, Phoenix-Hollister Value Equity Series, and Phoenix-Oakhurst Growth and Income Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 033-05033) on April 30, 2003.

13.	Amendment to Declaration of Trust effective December 1, 1999, establishing the Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 033-05033) on November 15, 2000.

14.	Amendment to Declaration of Trust effective December 1, 1999, changing names of Phoenix-Goodwin Growth Series to Phoenix-Engemann Capital Growth Series, Phoenix-Goodwin Strategic Theme Series to Phoenix-Seneca Strategic Theme Series, Phoenix-Goodwin Balanced Series to Phoenix-Oakhurst Balanced Series, and Phoenix-Goodwin Strategic Allocation Series to Phoenix-Oakhurst Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 033-05033) on November 15, 2000.

15.	Amendment to Declaration of Trust effective April 21, 2000, changing name of Phoenix-Research Enhanced Index Series to Phoenix-J.P. Morgan Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 033-05033) on April 30, 2003.

16.

Amendment to Declaration of Trust effective July 26, 2000, establishing the Phoenix-Bankers Trust NASDAQ-100 Index® Series and Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 033-05033) on November 15, 2000.

17.	Amendment to Declaration of Trust effective September 29, 2000, establishing the Phoenix-Sanford Bernstein Global Value Series and Phoenix-Sanford Bernstein Small-Cap Value Series and changing the name of Phoenix-Schafer Mid-Cap Value Series to Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 033-05033) on November 15, 2000.

18.

Amendment to Declaration of Trust effective May 1, 2001, changing the name of Phoenix-Bankers Trust Dow 30 Series to Phoenix-Deutsche Dow 30 Series, and Phoenix-Bankers Trust NASDAQ-100 Index® Series to Phoenix-Deutsche NASDAQ-100 Index® Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 033-05033) on April 30, 2003.

19.	Amendment to Declaration of Trust effective August 31, 2001 establishing the Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series and Phoenix-MFS Value Series, and changing the name of Phoenix-Janus Equity Income Series to Phoenix-Janus Core Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-05033) on April 30, 2003.

20.	Amendment to Declaration of Trust effective as of October 29, 2001 amending the fundamental investment restrictions of each Series, filed via Edgar with Post-Effective Amendment No. 41 (File No. 033-05033) on March 1, 2002.

21.	Amendment to Declaration of Trust effective as of March 18, 2002, merging of Phoenix-Oakhurst Balanced Series into Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Engemann Nifty Fifty Series into Phoenix-Engemann Growth Series, and Phoenix-Janus Core Equity Series Income Series into Phoenix-Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 42 (File No. 033-05033) on April 29, 2002.

22.	Amendment to Declaration of Trust effective May 10, 2002, changing the name of Phoenix-Morgan Stanley Focus Equity Series to Phoenix-Van Kampen Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 43 (File No. 033-05033) on May 24, 2002.

23.	Amendment to Declaration of Trust effective August 9, 2002, establishing Phoenix-Kayne Large-Cap Core Series, Phoenix-Kayne Small-Cap Quality Value Series, Phoenix-Lord Abbett Large-Cap Value Series, Phoenix-Lord Abbett Mid-Cap Value Series, Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series, Phoenix-Lazard U.S. Multi-Cap Series and Phoenix-State Street Research Small-Cap Growth Series and amending Section 4.2 of Article IV list of Series as described in the Trust's registration statement, filed via Edgar with Post-Effective Amendment No. 46 (File No. 033-05033) on April 30, 2003.

24.	Amendment to Declaration of Trust effective as of October 25, 2002 deleting reference to Phoenix-Federated U.S. Government Bond Series, filed via Edgar with Post-Effective Amendment No. 45 (File No. 033-05033) on February 24, 2003.

25.	Amendment to Declaration of Trust effective as of November 5, 2010, changing the name of the Trust to Virtus Variable Insurance Trust, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

26.	Agreement and Declaration of Trust (establishing the Delaware statutory trust into which the Registrant reorganized effective February 14, 2011), dated January 3, 2011, filed via Edgar herewith.

(b)	Bylaws of Virtus Variable Insurance Trust, adopted January 3, 2011, filed via Edgar herewith.

(c)	Not applicable.

(d)	Investment Advisory Contracts.

1.	Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), dated November 5, 2010, on behalf of Virtus Capital Growth Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series, Virtus Strategic Allocation Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

2.	Subadvisory Agreement between SCM Advisors, LLC and VIA, dated November 5, 2010, on behalf of the Virtus Capital Growth Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

3.	Subadvisory Agreement between Aberdeen Asset Management, Inc. and VIA, dated November 5, 2010, on behalf of the Virtus International Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

4.	Subadvisory Agreement between Goodwin Capital Advisers, Inc. and VIA, dated November 5, 2010, on behalf of the Virtus Multi-Sector Fixed Income Series and the Virtus Strategic Allocation Series, to be filed by amendment.

5.	Subadvisory Agreement between Duff & Phelps Investment Management Co. and VIA, dated November 5, 2010, on behalf of the Virtus Real Estate Securities Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

6.	Subadvisory Agreement between Kayne Anderson Rudnick Investment Management, LLC and VIA, dated November 5, 2010, on behalf of the Virtus Small-Cap Growth Series and the Virtus Small-Cap Value Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

(e)

1.	Underwriting Agreement between Registrant and VP Distributors, Inc., dated November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

2.	Distribution and Administrative Services Agreement among VIA, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and 1851 Securities, Inc., effective as of November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

(f)	The Virtus Variable Insurance Trust Deferred Compensation Program, effective January 1, 2009, filed via Edgar with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009.

(g)	Custodian Agreement.

1.	Master Custody Agreement between Registrant and The Bank of New York Mellon dated December 14, 2009, filed via Edgar with Post-Effective Amendment No. 60 (File No. 033-05033) on April 30, 2010.

2.	Foreign Custody Manager Agreement by and between Registrant and The Bank of New York Mellon dated December 14, 2009, filed via Edgar with Post-Effective Amendment No. 60 (File No. 033-05033) on April 30, 2010.

(h)	Other Material Contracts.

1.	Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated November 1, 2008, filed via Edgar with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009.

2.	Sub Transfer Agency Service Agreement between Registrant, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated November 18, 2008, filed via Edgar with Post-Effective Amendment No. 60 (File No. 033-05033) on April 30, 2010.

a)	First Amendment to Sub Transfer Agency Service Agreement between Registrant, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated November 17, 2009, filed via Edgar with Post-Effective Amendment No. 60 (File No. 033-05033) on April 30, 2010.

3.	Expense Limitation Agreement between Registrant and Virtus Investment Advisers, Inc., effective as of November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

4.	Participation Agreement among Registrant, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc., dated as of November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

5.	Administration Agreement between The Phoenix Edge Series Fund and VP Distributors, Inc dated December 31, 2008, filed via Edgar with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009.

6.	Rule 22c-2 Agreement among VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and 1851 Securities, Inc., dated as of November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

(i)	Legal Opinion.

1.	Opinion and Consent of Counsel covering shares of Virtus Variable Insurance Trust, dated February 14, 2011, filed via Edgar herewith.

(j)	Other Opinions.

1.	Consent of PricewaterhouseCoopers LLP, dated February 14, 2011, filed via Edgar herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plan, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics.

1.	Amended and Restated Code of Ethics of Registrant pursuant to Rule 17j-1 of the 1940 Act dated November 2008, filed via EDGAR with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009.

2.	Amended and Restated Code of Ethics of VIA dated November 2008, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

3.	Code of Ethics of Aberdeen Asset Management, Inc. effective as of January 1, 2008, filed via EDGAR with Post-Effective Amendment No. 56 (File No. 033-05033) on May 1, 2008.

4.	Amended and Restated Code of Ethics of Duff & Phelps Investment Management Co, dated December 2009, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

5.	Code of Ethics of Goodwin Capital Advisers, Inc., effective January 1, 2009, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

6.	Code of Ethics of Kayne Anderson Rudnick Investment Management, LLC, dated January 2006, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

7.	Amended and Restated Code of Ethics of SCM Advisors, LLC dated June 1, 2007, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

(q)	1.	Powers of Attorney for Eunice S. Groark, Hassell H. McClellan and Philip R. McLoughlin, Trustees, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

2.	Power of Attorney for Roger A. Gelfenbien, filed via EDGAR herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant

The following illustrates the Registrant’s organizational structure:

The Phoenix Companies, Inc. (100%) Delaware Phoenix Life Insurance Company (100%) New York

Phoenix Life Separate Account B* (100%) New York

Phoenix Life Separate Account C* (100%) New York

Phoenix Life Separate Account D* (100%) New York

Phoenix Life Variable Accumulation Account* (100%) New York

Phoenix Life Variable Universal life Account* (100%) New York

PM Holdings, Inc. (100%) Connecticut

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account* (100%) Connecticut

PHL Variable Accumulation Account II* (100%) Connecticut

PHL Variable Accumulation Account III* (100%) Connecticut

PHLVIC Variable Universal Life Account* (100%) Connecticut

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account* (100%) Connecticut

The Phoenix Edge Series Fund (0%) Massachusetts business trust

The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies, Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (*), all other entities are included in the consolidated financial statement for The Phoenix Companies, Inc., but do not file individual financial statements with the SEC.

Item 30.	Indemnification

The Agreement and Declaration of Trust dated January 3, 2011 and the By-Laws dated January 3, 2011, provide that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Each Trustee and the Fund have entered into Indemnification Agreements dated February 14, 2011 whereby the Fund shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Fund.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisors and Subadvisors

See in the Prospectus and the Statement of Additional Information for information regarding the business of the advisors and subadvisors.

For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the advisors and subadvisors in the last two years, reference is made to the current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference: Aberdeen Asset Management Inc., SEC File No. 801-49966; Duff & Phelps Investment Management Co., SEC File No. 801-14813; Goodwin Capital Advisers, Inc., SEC File No. 801-8177; Virtus Investment Advisers, Inc., SEC File No. 801-5995; SCM Advisors, LLC SEC File No. 801-51559 Kayne Anderson Rudnick Investment Management, LLC SEC File No. 801-24241.

Item 32.	Principal Underwriter

VP Distributors serves as the principal underwriter for the following registrants:

Virtus Variable Insurance Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Institutional Trust and Virtus Opportunities Trust.

(b)	Directors and executive officers of VP Distributors are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward 100 Pearl Street Hartford, CT 06103	Director and Executive Vice President	Trustee and President

Kevin J. Carr 100 Pearl Street Hartford, CT 06103	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Nancy J. Engberg 100 Pearl Street Hartford, CT 06103	Vice President and Assistant Secretary	Anti-Money Laundering Officer and Assistant Secretary

David Hanley 100 Pearl Street Hartford, CT 06103	Vice President and Treasurer	None

David C. Martin 100 Pearl Street Hartford, CT 06103	Vice President and Chief Compliance Officer	None

Jeffrey Cerutti 100 Pearl Street Hartford, CT 06103	Director and President	None

Francis G. Waltman 100 Pearl Street Hartford, CT 06103	Director	Senior Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Trust:	Subadviser to International Series:

Kevin J. Carr, Esq. 100 Pearl Street Hartford, CT 06103	Aberdeen Asset Management, Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Investment Adviser:	Subadviser to Small-Cap Growth Series and Small-Cap Value Series:

Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103	Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars Second Floor Los Angeles, CA 90067

Subadviser for Capital Growth Series:	Principal Underwriter and Administrator:

SCM Advisors, LLC 909 Montgomery Street, Fifth Floor San Francisco, CA 94133	VP Distributors, Inc. 100 Pearl Street Hartford, CT 06103

Subadviser for Multi-Sector Fixed Income Fund and Strategic Allocation Series:	Custodian and Dividend Dispersing Agent:

Goodwin Capital Advisers, Inc. One American Row Hartford, CT 06102-5056	The Bank of New York Mellon One Wall Street New York, NY 10286

Subadviser for Real Estate Securities Series:	Fund Accountant and Subadministrator:

Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809

Item 34.	Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 1st day of December, 2010.

Virtus Variable Insurance Trust

By:	/s/ George R. Aylward
George R. Aylward President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the 1st day of December, 2010.

Signature	Title

/s/ W. Patrick Bradley	Senior Vice President, Chief Financial Officer, Treasurer and
W. Patrick Bradley	Principal Accounting Officer

Trustee
Roger A. Gelfenbien*

Trustee
Eunice S. Groark*

Trustee
John R. Mallin

Trustee
Hassell H. McClellan*

Trustee and Chairman
Philip R. McLoughlin*

/s/ George R. Aylward	President
George R. Aylward

By:	/s/ George R. Aylward

* George R. Aylward, pursuant to Powers of Attorney.

S-1

Exhibit Index

(a)26. Agreement and Declaration of Trust (establishing the Delaware statutory trust into which the Registrant reorganized effective February 14, 2011), dated January 3, 2011, filed via Edgar herewith.

(b) Bylaws of Virtus Variable Insurance Trust, adopted January 3, 2011, filed via Edgar herewith.

(i) Opinion and Consent of Counsel covering the shares of Virtus Variable Insurance Trust, dated February 14, 2010.

(j) Consent of PricewaterhouseCoopers, dated February 14, 2011.

(q) Power of Attorney for Roger A. Gelfenbien.